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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


                        Date of Report (date of earliest
                         event reported): April 22, 1998


                            Moyco Technologies, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)




        Pennsylvania                    0-4123                  23-1697233
----------------------------        -------------         --------------------
(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)               File Number)          Identification No.)



                  200 Commerce Drive, Montgomeryville, PA 18936
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Registrant's telephone number, including area code:   215-855-4300
                                                     --------------

                                      None
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Matters

         On April 21, 1998, the Registrant announced that the litigation commenced against it by Cabot Corporation ("Cabot") claiming infringement of a Cabot patent by a chemical mechanical planarization slurry manufactured by the Registrant has been settled.

         The foregoing is a summary of the press release which is attached as Exhibit A to this report and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit A.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                            MOYCO TECHNOLOGIES, INC.



                            By:  /s/ Marvin E. Sternberg
                                ----------------------------------------------
                                 Marvin E. Sternberg
                                 President and Chief Executive Officer
                                 and Chairman of the Board

Date:  April 22, 1998


















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